                                                                    EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Starbucks Corporation ("Starbucks") on Form 10-Q for the period ended June 27, 2004, as filed with the Securities and Exchange Commission on August 6, 2004 (the "Report"), I, Orin C. Smith, president and chief executive officer of Starbucks, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Starbucks.


August 6, 2004                          /s/ ORIN C. SMITH
                                        ----------------------------------------
                                        Orin C. Smith
                                        president and chief executive officer